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EXHIBIT 10.14

AMENDMENT No. 2 TO CREDIT AGREEMENT

        THIS AMENDMENT TO CREDIT AGREEMENT (this "Amendment"), dated as of September 25, 2002, is by and among ASBURY AUTOMOTIVE GROUP L.L.C., a Delaware limited liability company ("Original Borrower"), ASBURY AUTOMOTIVE GROUP, INC. ("AAG Inc."), a Delaware corporation, ASBURY AUTOMOTIVE GROUP HOLDINGS, INC., a Delaware corporation (individually and collectively, the "Borrower"), FORD MOTOR CREDIT COMPANY, a Delaware corporation ("Ford Credit"), DAIMLERCHRYSLER SERVICES NORTH AMERICA LLC, as successor in interest (via merger) to CHRYSLER FINANCIAL COMPANY, L.L.C., a Michigan limited liability company ("Chrysler Financial"), GENERAL MOTORS ACCEPTANCE CORPORATION, a Delaware corporation ("GMAC"), and the other Lenders from time to time party hereto, and Ford Credit, as administrative agent and collateral agent (in such capacity and together with any Successor Agent appointed pursuant to Article VII of the Agreement (as defined herein), the "Agent") for the Secured Parties.

        WHEREAS, pursuant to the terms of a certain Credit Agreement dated as of January 17, 2001, the Lenders extended to Original Borrower a revolving credit facility in an amount not to exceed $550,000,000.00 (as such agreement may be amended, restated, supplemented, refinanced, increased or otherwise modified from time to time, the "Agreement");

        WHEREAS, Borrower has requested that Lenders make an amount, up to Seventy Five Million Dollars ($75,000,000.00) of the Maximum Availability, available to Borrower to be drawn as Cash Management Advances; and

        WHEREAS, Lenders and Borrower have agreed to modify certain terms and conditions of the Agreement as set forth herein.

        NOW THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Agreement is hereby amended as follows:

  1.
  Except as modified herein, all capitalized terms shall have the meanings set forth in the Agreement. The amendments contained herein will be deemed effective upon execution of this Amendment by the Borrower and the Required Lenders in the signature blocks below.

  2.
  The definition of Cash Management Availability is hereby amended to read in its entirety as follows:

        "Cash Management Availability" means an amount equal to the sum of all Cash Management Payments less the sum of all Cash Management Advances, provided, however, in no event shall the Cash Management Availability exceed the lesser of Seventy Five Million Dollars ($75,000,000.00) or the aggregate amount of outstanding Advances.

  3.
  The definition of Cash Management Payment is hereby amended to read in its entirety as follows:

        "Cash Management Payment" a prepayment, in whole or part, designated by Borrower as a Cash Management Payment, not to exceed, at any one time, the lesser of Seventy Five Million Dollars ($75,000,000.00) or the aggregate amount of outstanding Advances.

  4.
  The following sentence is added to the end of Section 2.5 (A).

        "Notwithstanding the foregoing, if Borrower makes a prepayment which would cause the amount of outstanding Obligations due to Agent, in its capacity as Lender, to be less than zero, Agent shall, as soon as practicable after receipt of such prepayment, allocate the amount of such prepayment to Lenders in accordance with each Lender's Ratable Share."

  5.
  The representations, covenants and warranties set forth in the Agreement shall be deemed remade as of the date hereof by Borrower (other than representations and warranties made as of a particular date), provided that any and all references to the Agreement in such representations and warranties shall be deemed to include this Amendment. Borrower hereby represents and confirms that no Event of Default has occurred and is continuing and no event has occurred and is continuing that, with the lapse of time, the giving of notice, or both, would constitute such an Event of Default under the Agreement.

  6.
  Borrower agrees to pay on demand all costs and expenses of or incurred by Agent and the Lenders (including, but not limited to, legal fees and expenses) in connection with the evaluation, negotiation, preparation, execution and delivery of this Amendment and all related documents, instruments and agreements.

  7.
  The amendments to the Agreement contemplated by this Amendment shall be deemed effective as set forth herein upon the full execution of this Amendment and without any further action required by the parties hereto. There are no conditions precedent or subsequent to the effectiveness of this Amendment.

  8.
  This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument.

        Except as otherwise amended in this Amendment, the terms and conditions of the Agreement shall remain in full force and effect in accordance with the provisions thereof.

        IN WITNESS WHEREOF, the Borrower, the Agent and each Lender have executed this Agreement as of the date first above written.

ASBURY AUTOMOTIVE GROUP L.L.C., ASBURY AUTOMOTIVE GROUP, INC., and ASBURY AUTOMOTIVE GROUP HOLDINGS, INC.
By:
/s/ THOMAS F. GILMAN Name: Thomas F. Gilman Title: CFO

FORD MOTOR CREDIT COMPANY, as Lender, and as Agent
By:
/s/ JANET B. TORONSKI Name: Janet B. Toronski Title: Director, Major Accounts

[SIGNATURE PAGE TO AMENDMENT No. 2]

DAIMLERCHRYSLER SERVICES NORTH AMERICA LLC, successor in interest (via merger) to CHRYSLER FINANCIAL COMPANY, LLC, as Lender
By:
/s/ R. D. KNIGHT Name: R. D. Knight Title: Vice President of Credit

[SIGNATURE PAGE TO AMENDMENT No. 2]

GENERAL MOTORS ACCEPTANCE CORPORATION, as Lender
By:
/s/ J. G. MCLEOD Name: J. G. McLeod Title: Vice President, National Accounts

[SIGNATURE PAGE TO AMENDMENT NO. 2]

REAFFIRMATION OF GUARANTY

        September 25, 2002

        The undersigned guarantors (collectively, the "Guarantor") confirm and restate each such Guarantor's liabilities, obligations and agreements under the guaranty or guaranties by the undersigned of the indebtedness and obligations of ASBURY AUTOMOTIVE GROUP L.L.C., a Delaware limited liability company, ASBURY AUTOMOTIVE GROUP, INC., a Delaware corporation, and ASBURY AUTOMOTIVE GROUP HOLDINGS, INC., a Delaware corporation, (individually and collectively, the "Borrower") to the Lenders and the Agent, under the Credit Agreement dated as of January 17, 2001 (the "Credit Agreement"), as amended by that certain Amendment No. 1 to Credit Agreement dated July 29, 2002 ("Amendment No. 1") and Amendment No. 2 to Credit Agreement dated as of even date herewith (the "Amendment; and collectively with the aforesaid Credit Agreement, Amendment No. 1 and as may be further amended, restated, modified or supplemented, the "Agreement") to which this Reaffirmation of Guaranty is attached, and acknowledges and agrees that every right, power and remedy of Lender thereunder is in full force and effect, including without limitation, such right, powers and remedies relating to the Agreement, as amended, and the payment of the indebtedness and the performance of the obligations thereunder. Without limiting the foregoing, Guarantor intends by execution and delivery of this Reaffirmation of Guaranty to absolutely, irrevocably and unconditionally reaffirm Guarantor's guaranty to Lender and Agent of (i) the due and punctual payment of the indebtedness due and payable under the Agreement, as amended, and (ii) the performance by Borrower of the obligations under the Agreement. Guarantor acknowledges and declares that Guarantor has no defense, claim, charge, plea or set-off whatsoever in law or equity against the Lenders, the Agent, the guaranty or guaranties, the Agreement, the Amendment, or any other instrument or document executed by Guarantor or Borrower in connection with the Agreement or the Amendment. Guarantor waives and releases any and all defenses which might accrue to Guarantor by the execution of the Amendment.

        Guarantor has executed this Reaffirmation of Guaranty of the date first above written.

[List Asbury entities]
By:		(seal)
/s/ JEFFERY G. HILSGEN Name: Jefferey G. Hilsgen Title: Treasurer

[SIGNATURE PAGE TO REAFF GUARANTY]

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  EXHIBIT 10.14
AMENDMENT No. 2 TO CREDIT AGREEMENT
REAFFIRMATION OF GUARANTY